Principal U.S. Small Cap Index ETF

Ticker Symbol	Principal U.S. Listing Exchange
PSC	The NASDAQ Stock Market LLC
Principal Exchange-Traded Funds Summary Prospectus May 2, 2017 as amended September 15, 2017
Effective October 27, 2017, the Principal U.S. Small Cap Index ETF will change its name. Therefore, on October 27, 2017, delete all references to Principal U.S. Small Cap Index ETF in the prospectus and replace with Principal U.S. Small-Cap Multi-Factor Index ETF.
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.principalfunds.com/prospectuses-etfs. You can also get this information at no cost by calling 1-800-787-1621 or by sending an email request to prospectus@PrincipalETFs.com.
This Summary prospectus incorporates by reference the Statutory Prospectus dated September 20, 2016, as revised May 2, 2017, and supplemented on September 15, 2017, and the Statement of Additional Information dated September 20, 2016, as revised May 2, 2017, and supplemented on June 16, 2017 and September 15, 2017 (which may be obtained in the same manner as the Prospectus).

Objective:	The Fund seeks to provide investment results that closely correspond, before expenses, to the performance of the Nasdaq U.S. Small Cap Select Leaders Index (the "Index").
Fees and Expenses of the Fund:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.38%
Other Expenses	—%
Total Annual Fund Operating Expenses(1)	0.38%

(1)
The investment management agreement (the “Management Agreement”) between the Fund and Principal Global Investors, LLC (“PGI”) provides that PGI will pay all operating expenses of the Fund, except for the Management Fee, payments made under each Series 12b-1 plan (if or when such fees are imposed), brokerage commissions and other expenses connected to the execution of portfolio transactions, interest expense, taxes, acquired fund fees and expenses, litigation expenses and other extraordinary expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Principal U.S. Small Cap Index ETF	$39	$122

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Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. This is a new Fund and does not yet have a portfolio turnover rate to disclose.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that compose the Index at the time of purchase. The Index is designed to provide exposure to equity securities (including growth and value stock) of U.S. small-capitalization companies within the Nasdaq US Small Cap Index that exhibit potential for high degrees of sustainable shareholder yield, pricing power and strong momentum, while adjusting for liquidity and quality as determined by a quantitative model. As of March 31, 2016, the market capitalization range of the companies comprising the Nasdaq US Small Cap Index was between approximately $36.0 million and $3.4 billion.
To be eligible for inclusion in the Index, a security must: be a component of the Nasdaq US Small Cap Index; be in the top 90th percentile of the Nasdaq US Benchmark Index in terms of 3-month Average Daily Dollar Volume; have a final three-factor rank (described below) in the top 20 percentile (or top 50th percentile if the security was in the Index in the prior period); and have a minimum 3-month trading history, among other factors. One security per issuer is permitted.
The Index methodology ranks securities according to three factors:

•	sustainable shareholder yield, which means the collective financial impact on a company's shareholders from the return of free cash flow through cash dividends, stock repurchases and debt reduction;

•	pricing power, which means the extent to which a company can raise the prices of its products without reducing the demand for them; and

•	momentum, which means positive change in a company's price or other metrics over a given period time.
Once the three individual ranks are determined, they are normalized by industry so that the results are sector-neutral. The ranks are then averaged to determine eligibility for inclusion in the Index. To weight the eligible securities, the Index applies a modified liquidity weighting methodology adjusted for volatility. Once an initial weight is determined, a final weight initially caps each security's weight at 0.7%. The Index is rebalanced semi-annually. More detailed information about the Index methodology is provided in the prospectus under Fund Account Information.
The Fund employs a passive investment approach designed to attempt to track the performance of the Index. In seeking its objective, the Fund typically employs a "full replication" strategy which involves investing in all the securities that make up the Index, in the same approximate proportions as the Index. The Fund can, however, use a “sampling” methodology to purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The Fund can also invest in securities not included in the Index that the Advisor believes will help the fund track the Index. The Fund will not concentrate (invest more than 25% of its assets) its investments in a particular industry except to the extent the Index is so concentrated.

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Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment (such as market capitalization or style) may underperform other market segments or the equity markets as a whole.

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Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

•	Small Market Capitalization Companies. Investments in smaller companies may involve greater risk and price volatility than investments in larger, more mature companies.

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Value Stock Risk. Value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by a fund, or the events that the portfolio manager believed would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock judged to be undervalued actually may be appropriately priced at a low level and therefore would not be profitable for the fund.

Index Fund Investment Risk. More likely than not, an index fund will underperform the index due to cashflows and the fees and expenses of the fund. The correlation between fund performance and index performance may also be affected by changes in securities markets, changes in the composition of the index and the timing of purchases and sales of fund shares.
Market Trading Risks. The Fund faces numerous market trading risks including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption to the activities of market makers, authorized participants, or other participants and in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Redemption Risk. A fund that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may adversely affect underlying fund performance.
Performance
No performance information is shown because the Fund has not yet had a calendar year of performance. The Fund’s performance is benchmarked against the Nasdaq U.S. Small Cap Select Leaders Index. Performance information provides an indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-787-1621 or online at www.PrincipalETFs.com.
Investment Advisor and Portfolio Managers
Principal Global Investors, LLC

•	Paul S. Kim (since 2016), Portfolio Manager

•	Mark R. Nebelung (since 2016), Portfolio Manager

•	Jeffrey A. Schwarte (since 2016), Portfolio Manager

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Purchase and Sale of Fund Shares
The Fund issues and redeems Shares at net asset value (“NAV”) only with authorized participants ("APs") who have entered into agreements with the Fund’s distributor and only in blocks of 50,000 Shares (each block of Shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of a basket of securities that the Fund specifies each day. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Typically, the basket of assets will be made up of securities, but may include a cash component. (See "Purchase and Redemption of Creation Units" in the Statement of Additional Information for more information.)
Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. Shares of the Fund are expected to be listed for trading on The NASDAQ Stock Market LLC ("NASDAQ") and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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